RECENT DEVELOPMENT	6 Months Ended
Jun. 30, 2018
Research and Development [Abstract]
RECENT DEVELOPMENT
NOTE 5  - RECENT DEVELOPMENT

A.
On January 9, 2018, the Company obtained the CE Mark approval of its C-Scan® System, which is required for a product to be marketed in the European Union. However, the Company will need to obtain applicable regulatory approvals or clearances to market its products in each country within the European Union.

B.
In the fourth quarter of 2017, the Company initiated a clinical study for the purpose of introducing C-Scan system Version 3 (formerly referred to as the Advanced C-Scan system), which incorporates the latest algorithms and system optimization and tailors scanning of the colon to the patient’s natural colonic movements to maximize the amount of the colon that is tracked and imaged.  Based on the study’s evaluable results, the C-Scan system Version 3 demonstrated improvement in average colon imaging coverage compared with the C-Scan version used in the multi-center clinical study that supported the CE Mark approval received in January 2018. During the first quarter of 2018, the Company initiated an EU post approval study using our C-Scan system Version 3, for the purpose of collecting additional evidence of clinical effectiveness and clinical utility to support market adoption.

C.	On February 26, 2018, Alex Ovadia was appointed as the Company’s Chief Executive Officer. Mr. Ovadia succeeded William (Bill) Densel, the Company’s former Chief Executive Officer.

D.
On April 2, 2018, the Company’s shareholders approved an increase of the Company’s authorized and registered share capital by NIS 12,500,000 and the amendment of the Company’s articles of association accordingly. Following such increase, which became effective as of April 4, 2018, the Company’s authorized and registered share capital was NIS 24,000,000.

E.	On June 13, 2018, the Company received approval for an additional grant from the IIA in the amount of up to $295 towards ongoing development of its product.